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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT


                            Pursuant to Regulation FD
                                Rules 100 and 101



         Date of Report (Date of earliest event reported): June 30, 2002



                         CIT Equipment Collateral 2001-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-32483
 ------------------------                   ---------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


               c/o Allfirst Financial Center National Association
                   499 Mitchell Road
                   Mail Code 101-591
                   Millsboro, Delaware  19966
               (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 244-4626


                                      N/A


         (Former name or former address, if changed since last report.)





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Item 9. Regulation FD Disclosure.

     CIT Equipment Collateral 2001-1 is reporting its portfolio stratification report as of June 30, 2002. The percentages and balances set forth in the tables in the report may not total due to rounding.

Exhibit 99 - Portfolio Stratification Report



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2001-1

                                           By:  CIT FINANCIAL USA, INC.
                                                as Servicer

                                           By: /s/ Glenn A. Votek
                                               ------------------------------
                                               Name: Glenn A. Votek
                                               Title: Executive Vice President
                                                      & Treasurer

Dated: September 27, 2002